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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 26, 2004


                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF OCTOBER 1, 2004, PROVIDING FOR THE ISSUANCE
               OF CITIGROUP MORTGAGE LOAN TRUST, SERIES 2004-UST1,
                       MORTGAGE PASS-THROUGH CERTIFICATES)





                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


               Delaware                               333-117349-06                         01-0791848
               --------                               -------------                         ----------
     (State or Other Jurisdiction                    (Commission                         (I.R.S. Employer
           of Incorporation                          File Number)                     Identification Number)

390 Greenwich Street, 4th Floor
New York, New York                                                               10013
------------------                                                               -----
(Address of Principal Executive Offices)                                       (Zip Code)

Registrant's telephone number, including area code:  (212) 783-5635
                                                     --------------



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



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01  Completion of Acquisition or Disposition of Assets

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Certificates and the Mortgage Pools

                  On October 26, 2004, a single series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2004-UST1, Mortgage Pass-Through Certificates (the "Certificates"), was issued pursuant to a pooling and servicing agreement, dated as of October 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. as depositor (the "Depositor"), UST Mortgage Company as master servicer ("UST"), U.S. Bank National Association as trustee and Citibank, N.A. as trust administrator. The Certificates consist of thirteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-4 Certificates," the "Class A-5 Certificates," the "Class A-6 Certificates," the "Class B-1 Certificates," the "Class B-2 Certificates," the "Class B-3 Certificates," the "Class B-4 Certificates," the "Class B-5 Certificates," the "Class B-6 Certificates" and the "Class R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate, interest-only and balloon mortgage loans secured by first liens on residential real properties having original terms to maturity not greater than 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $1,026,311,564.49 as of October 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated October 26, 2004, among UST, the Depositor and Co-Op Holdings, Inc. The "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-4 Certificates," the "Class A-5 Certificates" and the "Class A-6 Certificates," (together, the "Offered Certificates") were sold by the Depositor to Citigroup Global Markets Inc. (the "Underwriter"), an affiliate of the Depositor, pursuant to an Underwriting Agreement, dated October 26, 2004, between the Depositor and the Underwriter.

                  The Offered Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated October 25, 2004, and the Prospectus, dated August 25, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The "Class B-1 Certificates," the "Class B-2 Certificates," the "Class B-3 Certificates," the "Class B-4 Certificates," the "Class B-5 Certificates," the "Class B-6 Certificates" and the "Class R Certificates" have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

      =====================================================================================================
                                           Initial Certificate Principal
                    Class                    Balance or Notional Amount            Pass-Through Rate
      -----------------------------------------------------------------------------------------------------
                     A-1                           $115,166,000.00                      Variable
      -----------------------------------------------------------------------------------------------------
                     A-2                           $50,723,000.00                       Variable
      -----------------------------------------------------------------------------------------------------
                     A-3                           $204,986,000.00                      Variable
      -----------------------------------------------------------------------------------------------------
                     A-4                           $159,224,000.00                      Variable
      -----------------------------------------------------------------------------------------------------
                     A-5                           $380,071,000.00                      Variable
      -----------------------------------------------------------------------------------------------------
                     A-6                           $87,917,000.00                       Variable
      -----------------------------------------------------------------------------------------------------
                     B-1                           $12,316,000.00                       Variable
      -----------------------------------------------------------------------------------------------------
                     B-2                            $6,158,000.00                       Variable
      -----------------------------------------------------------------------------------------------------
                     B-3                            $3,592,000.00                       Variable
      -----------------------------------------------------------------------------------------------------
                     B-4                            $2,053,000.00                       Variable
      -----------------------------------------------------------------------------------------------------
                     B-5                            $1,539,000.00                       Variable
      -----------------------------------------------------------------------------------------------------
                     B-6                            $2,566,464.49                       Variable
      -----------------------------------------------------------------------------------------------------
                      R                                 $100                               --
      =====================================================================================================

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:




Exhibit No.                                                            Description
-----------                                                            -----------
4.1                                 Pooling and Servicing  Agreement,  dated as of October 1, 2004,  among  Citigroup
                                    Mortgage Loan Trust Inc. as depositor,  UST Mortgage  Company as master servicer,
                                    U.S.  Bank  National   Association  as  trustee  and  Citibank,   N.A,  as  trust
                                    administrator relating to the Series 2004-UST1 Certificates

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 10, 2004

                                          CITIGROUP MORTGAGE LOAN
                                          TRUST INC.


                                          By: /s/ Matthew R. Bollo
                                              ----------------------------
                                          Name:   Matthew R. Bollo
                                          Title:  Assistant Vice President

                                Index to Exhibits
                                -----------------



    Exhibit No.                                                Description
    -----------                                                -----------
        4.1           Pooling and Servicing  Agreement,  dated as of October 1, 2004, among Citigroup  Mortgage Loan
                      Trust  Inc.  as  depositor,  UST  Mortgage  Company as master  servicer,  U.S.  Bank  National
                      Association  as trustee  and  Citibank,  N.A.  as trust  administrator  relating to the Series
                      2004-UST1 Certificates.

                                   Exhibit 4.1